                                  DIAZ-VERSON
                              AMERICAS EQUITY FUND

--------------------------------------------------------------------------------

Dear Fellow Shareholder:                                        February 9, 1996

     We are pleased to present the Diaz-Verson Americas Equity Fund's (the "Fund") annual report, including audited financial statements and the Fund's portfolio of investments.

     1995 tested the concept of a Western Hemisphere fund. Given that the Fund faced a negative investment environment in Latin America, we responded by moving significant assets into Canada in the first half of the year. The Canadian market performed well in 1995, finishing the year up 14.93% in US dollar terms. This had the effect of protecting the Fund from the decline in the markets of Latin America. This strategy allowed the Fund to finish the year with an actual total return of 2.52%, versus a return of -20.56% for pure Latin American funds as reported by Lipper Analytical Services, Inc.

     As we wrap up 1995 we are more bullish than ever on prospects for the Western Hemisphere; investor expectations have been tempered, capital flows have stabilized, and asset values are attractive. We believe that 1996 could be a very positive year for the emerging markets of the Western Hemisphere.

     Over the long term we continue to believe that democratic participation in government, economic and market reform, and most importantly, free trade, will serve to advance countries of the Western Hemisphere. It is indeed an opportune time to invest in the Americas.

                                          Sincerely yours,

                                          /s/ Salvador Diaz-Verson, Jr.
                                          ------------------------------
                                          Salvador Diaz-Verson, Jr.

Past performance does not guarantee future results. Investment returns will vary and, when
      redeemed, shares may be worth more or less than their original cost.

DIAZ-VERSON AMERICAS EQUITY FUND
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

NET ASSETS $5,640,950

     The Diaz-Verson Americas Equity Fund provides investors the opportunity to participate in the growth of Latin American countries. The volatility associated with Latin America is tempered by investment in the U.S. and Canada. The Fund is suited for investors who desire long-term growth in principal and who can accept higher short-term market fluctuations.

ASSET ALLOCATION DECEMBER 31, 1995

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)
ARGENTINA                                18.40%
CANADA                                   50.19%
CHILE                                    14.26%
MEXICO                                    1.14%
VENEZUELA                                  .34%
CASH*                                    15.67%

Notes: *Cash includes an 11.29% investment in repurchase agreements and 4.38% in receivables in excess of liabilities due to the Fund.

TOP TEN HOLDINGS, DECEMBER 31, 1995

                                                          PERCENTAGE OF INVESTMENTS
                                                          -------------------------
        Campbell Resources, Inc.                                    5.21%
        Donohue, Inc., Cl A                                         4.65%
        BCE, Inc.                                                   4.56%
        Bruncor, Inc.                                               4.54%
        Compania Interamericana de Automobile                       4.33%
        Cognos, Inc.                                                4.23%
        YPF Sociedad Anonima Cl D--ADR                              4.09%
        Doman Industries Ltd. Cl B                                  3.94%
        Hollinger, Inc.                                             3.34%
        Comercial del Plata S.A.                                    2.90%

DIAZ-VERSON AMERICAS EQUITY FUND
--------------------------------------------------------------------------------

     The following graph illustrates the total return based on a $10,000 investment in the Diaz-Verson Americas Equity Fund at the current no-load status made at the trading commencement date of March 29, 1993, and held through December 31, 1995, as well as the performance of the S & P 500 and the US$ Mexican Bolsa Index and the US$ TSE 300 over the same period. Past results are not predictive of future performance.


                                  Diaz-Verson
      Measurement Period         Americas Eq-                     US$ Mexican       US$ TSE 300
    (Fiscal Year Covered)        uity Fund*          S & P 500    Bolsa Index          Index
3/29/93                                  10000           10000           10000           10000
6/30/93                                   9500           10067            9343           10765
12/31/93                                 12950           10564           14666           11346
6/30/94                                  10920           10205           11675           10124
12/31/94                                  9942           10675            8196           10459
6/30/95                                   9692           12830            6162           11482
12/31/95                                 10193           14065            5756           12021

Mexico                66.74%
United States          9.40%
Argentina              7.78%

Mexico                56.44%
Argentina             10.55%
United States          7.55%

Mexico                64.44%
United States          8.76%
Chile                  5.96%

Mexico                48.07%
Canada                17.49%
United States         11.65%

Mexico                32.44%
United States         17.01%
Canada                15.44%

Canada                56.47%
Mexico                19.67%
Venezuela              3.95%

Canada                50.19%
Argentina             18.40%
Chile                 14.26%


     The percentages presented below the chart indicate the market value of net assets invested in each country over time.

     *Total return is aggregate since inception on March 29, 1993, has not been annualized, and reflects fee reimbursements.

DIAZ-VERSON AMERICAS EQUITY FUND
QUESTION & ANSWER SESSION WITH SALVADOR DIAZ-VERSON, JR., THE FUND'S PORTFOLIO ADVISER
--------------------------------------------------------------------------------

Q: ARE YOU STILL BULLISH ON LATIN AMERICA?

     A: In my view prospects for Latin America remain bright. The region faced a period of distress following the Mexican Peso devaluation in December 1994. This shouldn't continue. The region is rich in natural resources, demographically very young, and continuing its democratization and privatization efforts. Because of these factors, I believe that GDP growth could be above average well into the next decade.

Q: WILL CANADIAN & U.S. EQUITIES BE A SIGNIFICANT PART OF THE FUND'S PORTFOLIO THIS YEAR?

     A: To be clear, at the end of 1995 the Fund had no equity investments in the United States. We're seeing things improve in Latin America. As these improvements continue we are shifting assets from Canada into Latin America, and expect that trend to continue.

Q: SAL, YOU'VE HAD BIG POSITIONS IN MEXICO AND CANADA BEFORE, WHAT ARE YOUR VIEWS ON BRAZIL?

     A: It is often said that Brazil is the land of opportunity and always will be. We watch Brazil very closely. Brazil has made some substantial changes recently and the financial markets have taken notice. Long-term we think that Brazil could become an economic powerhouse, but in the short-term we would really like to see the reform efforts there expand with more consistency.
--------------------------------------------------------------------------------

Diaz-Verson Capital Investments, Inc. is the investment adviser to the Diaz-Verson Americas Equity Fund. Hispanic owned, the firm seeks to consistently deliver solid, long-term returns by applying a balanced, disciplined approach to value-oriented investing, and a unique insight into markets in all regions of the Western Hemisphere.

     Salvador Diaz-Verson, Jr. is President and Chief Executive Officer of Diaz-Verson Capital Investments, Inc. He was born in Havana, Cuba and is a finance graduate of Florida State University. Mr. Diaz-Verson has had over twenty years experience managing global equity and fixed income portfolios.

DIAZ-VERSON AMERICAS EQUITY FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                  Market
                                                                                                  Value
  Shares                                                                            Cost         (note 1)
-----------                                                                      ----------     ----------
                COMMON STOCKS -- 84.33%
                SOUTH AMERICA
                ARGENTINA -- 18.40%
      4,000     Buenos Aires Embotellado -- ADR+...............................  $   98,360     $   82,500
                (Bottler & marketer of Pepsi-Cola beverages)
     45,000     ++Compania Interamericana de Automobile........................     206,632        233,766
                (Automaker)
     59,000     Comercial del Plata S.A. ......................................     154,797        156,194
                (Oil and public services company)
     33,000     Nobleza Piccardo S.A. .........................................     148,105        125,275
                (Tobacco producer and cigarette maker)
      4,400     Telefonica de Argentina -- ADR+................................     105,960        119,900
                (Telecommunications)
      7,700     Transportadora Gas Sur -- ADR+.................................      84,518         99,137
                (Transporter of natural gas)
     10,200     YPF Sociedad Anonima Cl D -- ADR+ .............................     210,680        220,575
                (Producer & developer of natural gas)
                                                                                 ----------     ----------
                Total Argentina................................................   1,009,052      1,037,347
                                                                                 ----------     ----------
                CHILE -- 14.26%
      4,200     A.F.P. Provida S.A. -- ADR+....................................     100,053        116,025
                (Financial services)
      5,000     Chile Fund, Inc. ..............................................     111,075        130,000
                (Regulated investment company)
      1,400     Compania Telecommunicacion de Chile S.A. -- ADR+...............      98,126        116,025
                (Telecommunications)
      3,100     Embotelladora Andina S.A. -- ADR+..............................      97,154        111,987
                (Tobacco producer and cigarette maker)
      4,900     Empresa Nacional de Electridad S.A. -- ADR+....................      99,178        111,475
                (Utilities)
      3,900     Enersis S.A. -- ADR+...........................................      98,827        111,150
                (Utilities)
      4,000     Madeco S.A. -- ADR+............................................      89,798        108,000
                (Metal fabricator)
                                                                                 ----------     ----------
                Total Chile....................................................     694,211        804,662
                                                                                 ----------     ----------
                VENEZUELA -- 0.34%
     50,000     Siderurgica Venezolana Sivensa, Saica Saca ....................      17,450         19,056
                (Conglomerate -- steel; automotive parts; wire products)
                                                                                 ----------     ----------
                Total Venezuela................................................      17,450         19,056
                                                                                 ----------     ----------

    The accompanying notes are an integral part of the financial statements.

DIAZ-VERSON AMERICAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                  Market
                                                                                                  Value
  Shares                                                                            Cost         (note 1)
-----------                                                                      ----------     ----------
                COMMON STOCKS -- (CONTINUED)
                NORTH AMERICA
                CANADA -- 50.19%
      6,800     Abitibi Price, Inc. ...........................................  $  118,696     $   97,766
                (Forest products & paper)
      2,600     Agnico Eagle Mines, Ltd. ......................................      34,307         32,619
                (Mining)
      8,200     Atco, Ltd. Cl 1 ...............................................      86,377        112,637
                (Utilities -- telecommunications)
      7,100     BCE, Inc. .....................................................     236,511        245,769
                (Telecommunications)
     10,400     Bombardier, Inc. Cl A .........................................      89,739        139,048
                (Manufacturing)
      8,200     Brascan, Ltd. Cl A ............................................     139,880        144,176
                (Telecommunications)
     15,200     Bruncor, Inc. .................................................     264,650        244,982
                (Telecommunications)
    290,500     ++Campbell Resources, Inc. ....................................     191,388        280,923
                (Mining)
      6,300     Canadian Utilities, Ltd. Cl A .................................     116,349        120,000
                (Utilities)
      5,100     ++Cognos, Inc. ................................................      90,705        228,379
                (Computer software/services)
     10,800     Dofasco, Inc. .................................................     138,081        136,484
                (Iron/steel producer)
     30,500     Doman Industries Ltd. Cl B.....................................     281,366        212,271
                (Forest products & paper)
     21,400     Donohue, Inc., Cl A............................................     238,411        250,842
                (Manufacturer of newsprint, market pulp, & lumber)
     40,900     ++Emco, Ltd. ..................................................     201,729        145,322
                (Manufacturer & distributor of building & home
                  improvement products)
      1,600     Fletcher Challenge Canada, Ltd., Cl A..........................      25,729         25,495
                (Energy & forest products)
      4,700     Fortis, Inc....................................................      89,286         93,828
                (Utilities -- electric)
     16,300     Glamis Gold, Ltd. .............................................     110,531        105,980
                (Mining)
     24,300     Hollinger, Inc.................................................     219,948        180,247
                (Publishing/printing)
      4,400     ++International Forest Products, Ltd., Cl A....................      41,198         34,652
                (Forest products & paper)
                                                                                 ----------     ----------
                Total Canada...................................................   2,714,881      2,831,420
                                                                                 ----------     ----------

    The accompanying notes are an integral part of the financial statements.

DIAZ-VERSON AMERICAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1995
--------------------------------------------------------------------------------

  Shares/                                                                                         Market
   Face                                                                                           Value
  Amount                                                                            Cost         (note 1)
-----------                                                                      ----------     ----------
                COMMON STOCKS -- (CONTINUED)
                NORTH AMERICA -- (CONTINUED)
                MEXICO -- 1.14%
     36,119*    ++Aristos Cl B (a).............................................  $  138,800     $   61,698
                (Conglomerate)
        748     *Video Prima CP................................................       4,109          2,760
                (Retailer of videocassettes)
                                                                                 ----------     ----------
                Total Mexico...................................................     142,909         64,458
                                                                                 ----------     ----------
                Total Common Stocks............................................   4,578,503      4,756,943
                                                                                 ----------     ----------
                Total Investments in Securities................................   4,578,503      4,756,943
                                                                                 ----------     ----------
                REPURCHASE AGREEMENTS -- 11.29%
    637,000     State Street Bank & Trust Co., Repo 2.25%, due 01/02/96........     637,000        637,000
                Proceeds at maturity, $637,159 (collateralized by: $585,000
                  U.S. Treasury Note 8.00%, 08/15/1999)
                                                                                 ----------     ----------
                Total Repurchase Agreements....................................     637,000        637,000
                                                                                 ----------     ----------
                TOTAL INVESTMENTS -- 95.62%....................................  $5,215,503+++   5,393,943
                                                                                  =========
                CASH AND OTHER ASSETS, NET OF LIABILITIES -- 4.38%.............                    247,007
                                                                                                ----------
                NET ASSETS -- 100.00%..........................................                 $5,640,950
                                                                                                 =========
                NET ASSET VALUE PER SHARE (603,556 SHARES OUTSTANDING).........                      $9.35
                                                                                                     =====
---------------
 *  Illiquid securities.
 ++  Non-income producing security.
 (a)Fair value as determined by the Board of Directors.
 +  American Depository Receipts.
+++ For Federal Income Tax purposes:
     Aggregate cost.............................................................  $5,215,503
                                                                                   =========
     Gross unrealized appreciation..............................................  $  515,999
     Gross unrealized depreciation..............................................    (337,559)
                                                                                  ----------
     Net unrealized appreciation................................................  $  178,440
                                                                                   =========

    The accompanying notes are an integral part of the financial statements.

DIAZ-VERSON AMERICAS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value
     (Cost $4,578,503) (note 1)................................................  $4,756,943
  Repurchase agreements (cost $637,000)........................................     637,000
  Cash (including foreign currency)............................................         738
  Receivable from adviser (note 3).............................................     238,830
  Dividends receivable.........................................................      16,262
  Interest receivable..........................................................         277
  Deferred organizational expenses (note 1)....................................      56,034
  Other assets.................................................................       9,405
                                                                                 ----------
          TOTAL ASSETS.........................................................   5,715,489
                                                                                 ----------
LIABILITIES:
  Payable for fund shares redeemed.............................................         982
  Organizational expenses payable..............................................       5,070
  Administration fee payable (note 3)..........................................       2,000
  Other accrued expenses.......................................................      66,487
                                                                                 ----------
          TOTAL LIABILITIES....................................................      74,539
                                                                                 ----------
          NET ASSETS...........................................................  $5,640,950
                                                                                 ==========
NET ASSETS CONSIST OF:
  Shares of Capital Stock, $0.001 par value,
     603,556 issued and outstanding (note 2)...................................  $      604
  Additional paid-in capital...................................................   6,034,737
  Undistributed net investment income..........................................         291
  Net realized loss on investments.............................................    (573,049)
  Net unrealized appreciation on investments and foreign currency..............     178,367
                                                                                 ----------
          NET ASSETS...........................................................  $5,640,950
                                                                                 ==========
                                                                                      $9.35
          NET ASSET VALUE PER SHARE ($5,640,950 / 603,556).....................  ==========

    The accompanying notes are an integral part of the financial statements.

DIAZ-VERSON AMERICAS EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $9,665)........................  $   97,659
  Interest......................................................................      21,931
  Income from affiliates........................................................       9,648
                                                                                  ----------
          TOTAL INCOME..........................................................     129,238
                                                                                  ----------
EXPENSES:
  Custodian fees and expenses...................................................      59,656
  Investment management fees (note 3)...........................................      54,726
  Reports to shareholders.......................................................      52,070
  Legal fees....................................................................      47,343
  Insurance.....................................................................      44,225
  Fund accounting fees and expenses (note 3)....................................      31,562
  Audit fees....................................................................      28,000
  Amortization of organizational expenses (note 1)..............................      25,185
  Administration services fees (note 3).........................................      24,000
  Registration fees.............................................................      21,900
  Distribution expenses (note 3)................................................      19,222
  Directors' fees...............................................................      17,000
  Transfer agent fees and expenses (note 3).....................................       7,254
  Miscellaneous.................................................................       3,737
                                                                                  ----------
          TOTAL EXPENSES........................................................     435,880
                                                                                  ----------
          LESS FUND EXPENSES REIMBURSED BY ADVISER (note 3).....................    (298,751)
                                                                                  ----------
          NET EXPENSES..........................................................     137,129
                                                                                  ----------
          NET INVESTMENT LOSS...................................................      (7,891)
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments..............................................     527,001
  Net realized loss on foreign currency transactions............................    (974,525)
                                                                                  ----------
  Net realized loss.............................................................    (447,524)
NET CHANGE IN UNREALIZED APPRECIATION ON:
  Investments:
     Net change in unrealized appreciation on investments.......................     539,359
     Translation of other assets denominated in foreign currencies..............         147
                                                                                  ----------
  Net realized and unrealized gain on investments and foreign currency
     transactions...............................................................      91,982
                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $   84,091
                                                                                  ==========

    The accompanying notes are an integral part of the financial statements.

DIAZ-VERSON AMERICAS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED      YEAR ENDED
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        1995            1994
                                                                    ------------    ------------
INCREASE IN NET ASSETS:
  Operations:
     Net investment loss.........................................    $   (7,891)    $    (85,151)
     Net realized gain/(loss) on investments and foreign currency
      transactions...............................................      (447,524)         353,254
     Net increase/(decrease) in unrealized appreciation on
       investments and foreign currency..........................       539,506       (1,822,413)
                                                                     ----------      -----------
  Net increase/(decrease) in net assets resulting from
     operations..................................................        84,091       (1,554,310)
  Dividends and distributions to shareholders from:
     Realized gain on investments................................            --         (450,060)
                                                                     ----------      -----------
          TOTAL DIVIDENDS AND DISTRIBUTIONS......................            --         (450,060)
                                                                     ----------      -----------
  Increase/(decrease) in net assets from capital share
    transactions (note 2)........................................        (5,190)       1,225,520
                                                                     ----------      -----------
  Net increase/(decrease) in net assets..........................        78,901         (778,850)
NET ASSETS:
  Beginning of period............................................     5,562,049        6,340,899
                                                                     ----------      -----------
  End of period..................................................    $5,640,950     $  5,562,049
                                                                     ==========      ===========

    The accompanying notes are an integral part of the financial statements.

DIAZ-VERSON AMERICAS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES. Diaz-Verson Americas Equity Fund (the "Fund") is a portfolio of The Diaz-Verson Funds Inc., an open-end, diversified, series management investment company organized as a Maryland corporation on November 18, 1992. Prior to March 23, 1993, the Fund had no operations other than the sale of 10,000 shares of common stock for $100,000 to Diaz-Verson Capital Investments, Inc. (the "Adviser") on March 1, 1993. The Fund seeks to provide long-term capital growth through investments primarily in common stocks of issuers located in the Americas (defined as North America, Central America, South America and island nations adjacent to those continents).

    The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements.

    Security Valuation: Portfolio securities and option positions for which market quotations are readily available are stated at the last sale price reported by the principal exchange for each such security as of the exchange's close of business. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current bid and asked prices. Foreign market closing prices are translated into U.S. dollar values using a composite of particular foreign currencies last quoted on the valuation date. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; short-term investments denominated in foreign currencies are stated at the amortized cost as determined in the foreign currency, translated to U.S. dollars at the current day's exchange rate. Securities for which quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to or at the direction of the Board of Directors. The assets of the Fund may also be valued on the basis of valuations provided by a pricing service approved by the Board of Directors.

    Investment Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon thereafter when the information becomes publicly available. Interest income is recorded on an accrual basis. Such dividend income and interest income is recorded before non-U.S. withholding tax. Non-U.S. withholding tax is recorded as a reduction of income.

    Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars as follows:

    (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date, and

    (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

    The resultant exchange gains and losses are included as net realized and unrealized gains and losses in the Statement of Operations.

    Dividends to Shareholders: Dividends from net investment income are declared and paid annually. Distributions of net realized gains are normally declared and paid at least annually.

    Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    At December 31, 1995, the Fund has a capital loss carryover of approximately $568,129 which will expire at December 31, 2003. The capital loss carryover will be available to offset future realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

    Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 25%. Such withholding taxes may be reduced or eliminated under the

DIAZ-VERSON AMERICAS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1995
--------------------------------------------------------------------------------

    terms of applicable U.S. income tax treaties, and the Fund undertakes those procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. issuers, the Fund is permitted and may elect to treat any non-U.S. taxes paid or accrued by it as though it were paid by its shareholders.

    In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, book and tax basis differences relating to shareholder distributions and other permanent book and tax differences are reclassified to undistributed net investment income. As of December 31, 1995, the cumulative effect of such differences, is represented by a decrease in paid in capital of $64,614, an increase in undistributed net investment income of $93,333 and an increase in accumulated net realized loss of $28,719. Net investment income, net realized gains, and net assets were not affected by this change.

    Deferred Organization Costs: The Fund incurred expenses of $126,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably on a straight line basis over a period of sixty months from the date the Fund commenced investment operations.

    Use of Estimates: Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

2. CAPITAL STOCK TRANSACTIONS. The Diaz-Verson Funds Inc. has an authorized capitalization of 100 million shares of $0.001 par value common stock. Transactions were as follows:

                               DECEMBER 31, 1995      DECEMBER 31, 1994
                              --------------------   --------------------
                              SHARES      AMOUNT     SHARES      AMOUNT
                              -------   ----------   -------   ----------
Beginning balance...........  609,828   $6,118,528   489,550   $4,893,008
                              -------   ----------   -------   ----------
Shares sold.................   74,446      654,522   161,979    1,750,071
Shares redeemed.............  (80,718)    (659,712)  (41,701)    (524,551)
                              -------   ----------   -------   ----------
Net increase/(decrease).....   (6,272)      (5,190)  120,278    1,225,520
                              -------   ----------   -------   ----------
Ending balance..............  603,556   $6,113,338   609,828   $6,118,528
                              =======    =========   =======    =========

3. COMMITMENTS AND RELATED AGREEMENTS. Adviser: Diaz-Verson Capital Investments, Inc. (the "Adviser") serves as the Adviser for the Fund and directs investments of the Fund pursuant to the Investment Advisory Agreement dated March 2, 1993 (the "Advisory Agreement"). Under the Advisory Agreement with the Fund, the Adviser also provides order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated with the Adviser. The Adviser or its affiliates also furnish the Fund without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers and managers of day-to-day operations. The Fund pays the Adviser fees at the annual rate of 1% of the average daily net assets of the Fund. The Fund incurred $54,726 in investment management fees for the year ended December 31, 1995.

The Advisory Agreement also provides that the Adviser will make arrangements to limit the Fund's total annual expense ratio to no more than 2.50% (prior to June 9, 1994, expense ratio was 2.25%). Pursuant to this agreement,

DIAZ-VERSON AMERICAS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1995
--------------------------------------------------------------------------------

for the year ended December 31, 1995, $298,751 (less distribution expenses of $19,222) was reimbursed by the Adviser.

Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of funds. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Adviser will pay or reimburse the Fund to the extent of advisory earned fees. Due to the expense cap of 2.50%, no such amounts were required to be reimbursed for the year ended December 31, 1995.

Administrator: Furman Selz LLC (the "Administrator") serves as the Fund's administrator under an Administration Contract. The Administrator's services include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of the records and preparation of reports, subject to the supervision of the officers and the Directors of the Fund. For these services, the Fund pays a monthly fee, at the annual rate of .15% of the average daily net assets of the Fund, subject to a minimum fee of $24,000 annually. For the year ended December 31, 1995, the Administrator earned a fee of $24,000. As of January 1, 1996 the minimum annual fee to be paid to the Administrator was increased to $150,000, which includes fund accounting and transfer agent services.

Shareholder Servicing Agent, Dividend Paying Agent and Registrar: Furman Selz LLC acts as the Fund's transfer agent. In addition to acting as the Shareholder Servicing Agent for the Fund, Furman Selz LLC also acts as Dividend Paying Agent and Registrar for the Fund. For these services, the Fund paid Furman Selz LLC a fee of $15.00 per shareholder account per year, plus out-of-pocket expenses.

Fund Accounting Agreement: The Fund has approved a Fund Accounting Agreement with Furman Selz LLC whereby Furman Selz LLC keeps current accounting records, including calculation of net asset value. For these services, the Fund pays Furman Selz LLC $30,000 annually, payable monthly. The Fund incurred $31,562 in fund accounting fees and expenses for the year ended December 31, 1995.

Distribution Services Agreement: Pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Fund has entered into a Distribution Services Agreement (the "Distribution Agreement") with Performance Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz LLC. The Fund may pay a distribution services fee to the Distributor at an annual rate of .25 (prior to May 1, 1995 the rate was .50) of 1% of the aggregate average daily net assets of the Fund. For the year ended December 31, 1995, the Fund incurred $19,222 in distribution expenses.

4. REPURCHASE AGREEMENTS. The Fund is permitted to enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or with primary dealers (as designated by the Federal Reserve Bank of New York) of such securities. The Fund must maintain with its Custodian for its account in the Federal Treasury Book Entry System, collateral in an amount equal to, or in excess of, the resale price. In the event of a counterparty's bankruptcy, the Fund may be delayed in, or prevented from, selling the collateral for the Fund's benefit.

5. PURCHASES AND SALES OF SECURITIES. The cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended December 31, 1995 were $7,535,083 and $6,583,628, respectively.

6. CONCENTRATION OF RISK. The Fund invests in obligations of foreign entities and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, ability to convert proceeds into U.S. dollars, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

DIAZ-VERSON AMERICAS EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                       MARCH 23, 1993
                                              FOR THE              FOR THE            (COMMENCEMENT OF
                                            YEAR ENDED            YEAR ENDED        OPERATIONS) THROUGH
    PER SHARE OPERATING PERFORMANCE      DECEMBER 31, 1995    DECEMBER 31, 1994      DECEMBER 31, 1993
---------------------------------------  -----------------   --------------------   --------------------
Net asset value, beginning of period...       $  9.12               $12.95                 $10.00
                                         -----------------        --------               --------
Income (loss) from investment
  operations:
  Net investment loss+.................         (0.01)               (0.16)                 (0.05)
Dividends and distributions to
  shareholders from:
  realized gain on investments+........            --                (0.87)                    --
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions.........................          0.24                (2.80)                  3.00
                                         -----------------        --------               --------
Total income (loss) from investment
  operations...........................          0.23                (3.83)                  2.95
                                         -----------------        --------               --------
Net asset value, end of period.........       $  9.35               $ 9.12                 $12.95
                                         ===============     =================      =================
  Total return.........................         2.52%               (26.68)%                29.50%++
  Net assets, end of period (in
     000's)............................       $ 5,641               $5,562                 $6,341
Ratios to average net
  assets/supplemental data:
  Net investment (loss)................         (0.14)%              (1.37)%                (0.63)%
  Expenses net of reimbursement........          2.50%+++             2.44%                  2.25%*
  Portfolio turnover rate..............           142%                 164%                    82%

---------------

+  Per share data based upon average monthly shares outstanding.
++ Not annualized.
+++Ratios of expenses before effect of reimbursements were 7.96%, 6.52% and
   7.34% (annualized), respectively.
*  Annualized.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Diaz-Verson Americas Equity Fund

     We have audited the accompanying statement of assets and liabilities of Diaz-Verson Americas Equity Fund, including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 23, 1993 (commencement of operations) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit incudes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Diaz-Verson Americas Equity Fund as of December 31, 1995, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from March 23, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

New York, New York
February 16, 1996

              ADVISER

  Diaz-Verson Capital Investments,
                Inc.
  1200 Brookstone Centre Parkway,
             Suite 105
      Columbus, Georgia 31904
        Tel: 1-800-343-5133

   ADMINISTRATOR AND SHAREHOLDER
          SERVICING AGENT

          Furman Selz LLC
          230 Park Avenue
      New York, New York 10169
   (formerly known as Furman Selz
           Incorporated)

             CUSTODIAN

State Street Bank and Trust Company
           P.O. Box 1713
  Boston, Massachusetts 02105-1713

           LEGAL COUNSEL

    Fulbright & Jaworski L.L.P.
          666 Fifth Avenue
      New York, New York 10103
            DISTRIBUTOR

Performance Funds Distributor, Inc.
          230 Park Avenue
      New York, New York 10169

        INDEPENDENT AUDITORS

       KPMG Peat Marwick LLP
          345 Park Avenue
         New York, NY 10154

  BOARD OF DIRECTORS AND OFFICERS

Salvador Diaz-Verson, Jr.       Michael K. Majure, Esq.
  Chairman of the                 Director, Vice President,
    Board of Directors and          Treasurer and Secretary
      President
The Honorable Otto J. Reich     Wendy Rudolph, Esq.
  Director                        Director
Scott M. Koser                  Sheryl Hirschfeld
  Assistant Secretary             Assistant Secretary
Gordon M. Forrester
  Assistant Treasurer

                                                           [LOGO]
                                                       ANNUAL REPORT
                                                     DECEMBER 31, 1995